UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2018

Nuveen Closed-End Funds

JRI	Nuveen Real Asset Income and Growth Fund

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’ Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland have been portfolio managers since 2015.

Effective January 26, 2018, the Nuveen Fund Board approved an investment policy change for JRI that allows investment of up to 5% in real assets-related senior loans.

Effective August 15, 2018 (subsequent to the close of the reporting period), the Nuveen Real Asset Income and Growth Fund (JRI) had a secondary benchmark change. The JRI Blended Index benchmark change reflects a change from the gross total return (“TR”) version of the Fund’s index to the net total return (“NR”) of the same index. The current total return methodology assumes full reinvestment of dividends the Funds earn on non-U.S. equities with no tax withheld. The proposed net return methodology withholds taxes on foreign dividends according to rates set by each foreign country. The proposed change better reflects the actual foreign dividend withholding taxes incurred by the Fund, which impacts Fund performance.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2018.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2018?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Blended Index, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The Fund’s Custom Blended Index constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. In aggregate, the portfolio remained underweight to equities throughout the reporting period, but within that positioning, we remained slightly overweight to real estate and underweight to infrastructure relative to our expected long-term target weights. These allocations were driven mostly by valuation given the persistent previous underperformance of REITs, especially in the U.S., which had caused the group to trade at significant discounts to underlying NAVs. During the reporting period, REITs made up some of their lost ground and validated our investment thesis.

On the flip side, the Fund’s portfolio remained overweight in the preferred segment and within that category, we emphasized infrastructure preferreds over real estate preferreds. This was not only the result of attractive valuations but also our ability to find less interest rate sensitive structures such as fixed-to-floating rate hybrid securities within the infrastructure universe, which are largely absent in the REIT sector.

The Fund’s fixed income exposure was relatively neutral versus the benchmark during the reporting period. However, the composition of the debt portfolio remained higher in quality relative to historic ranges as we continued to find more value in higher quality issues relative to the benchmark given the tight credit spreads. We continued to find opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. We maintained a geographic representation in the debt portfolio that was similar to the equity and preferred categories. And similar to the preferred segment, utilities and pipeline infrastructure holdings remained the largest sectors in the debt portion of the portfolio.

Also during the reporting period, the Fund continued to short U.S. Treasury future contracts to hedge against interest rate risk within the high yield bond portfolio. These futures contracts had a positive effect on the Fund’s performance during the reporting period. We expanded the hedge program to include selling 10-year, 20-year and 30-year Treasury futures to better match the maturities of bonds within the high yield portfolio.

How did the Fund perform during this six-month reporting period ended June 30, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2018. For the six-month reporting period ended June 30, 2018, the Fund’s total return at net asset value (NAV) underperformed its JRI Blended Index and the MSCI World Index.

A healthy dose of volatility returned to the markets in 2018 with stocks suffering a sharp selloff in February after investors feared the economy may overheat and drive up inflation, which would force the Fed to raise interest rates more aggressively. By early March, however, stocks had recovered most of the losses only to plunge again by month end due to fears of a trade war between the U.S. and China and privacy concerns surrounding large technology bellwethers.

Markets remained choppy throughout the reporting period end due to growing trade protectionism, other political uncertainties, rising interest rates and concerns surrounding the durability of the global economic expansion. Offsetting the negatives, however, companies reported stellar corporate profits due in part to last year’s tax cut.

Three of the five “real asset” categories represented in the JRI Blended Index produced negative absolute returns during the reporting period. On the positive side, the public commercial real estate sector provided the strongest absolute returns during the reporting period, gaining 0.91% as measured by the FTSE EPRA/NAREIT Developed Index. The sector slightly outperformed the broader global equity markets, which advanced 0.43% as measured by the MSCI World Index, but significantly outpaced the infrastructure sector by almost 4%. However, the segment’s modestly positive return masked the significant volatility experienced by real estate investment trust (REIT) stocks during the reporting period. After remaining fairly flat throughout 2017, the 10-year Treasury rate rose sharply from 2.44% at the beginning of 2018 to 2.90% by the end of February 2018. This caused a correction in REIT prices during the first half of the reporting period as investors sought higher growth and less rate-sensitive investments to defend against the effects of higher interest rates in the U.S. In the second half of the reporting period, however, the sector made up all of the previously lost ground. Investors appeared to find value in REIT equities after their discounts to underlying NAV had widened so much due to a considerable period of underperformance. Following a very strong year for global infrastructure in 2017, the sector lost momentum at the beginning of 2018. The segment declined by -3.06% (S&P Global Infrastructure Index), falling short of both REITs and global equities. Similar to the REIT sector, the dramatic increase in the 10-year U.S. Treasury yield caused investors to rotate away from the defensive infrastructure sector. As rates stabilized somewhat in the second half of the reporting period, infrastructure regained some of the ground it had lost versus broader global equities, but still ended the reporting period in the red. For the high yield sector, higher interest rates, increased equity volatility and uncertainty about global trade policy also caused an uptick in volatility at the beginning of the reporting period, pushing the index into negative territory. However, the sector recovered somewhat in the second half of the reporting period, resulting in basically flat results over the course of the reporting period as measured by the 0.16% return of the Bloomberg Barclays U.S. Corporate High Yield Index. The two preferred indices within the benchmark showed significant dispersion with real estate outperforming infrastructure. The Wells Fargo Hybrid & Preferred Securities REIT Index fell 0.65% and the Bloomberg Barclays Global Capital Securities Index returned 4.89% for the reporting period.

We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The goal of this Fund is to provide a portfolio of securities with steady income and growth potential, while at the same time dampening risk, especially relative to global equity markets. During the reporting period, the infrastructure preferred, global infrastructure and REIT common equity sectors produced favorable results relative to the benchmark, whereas the REIT preferred and high yield sectors detracted. The Fund’s results fell short of the MSCI World Index, which is comprised of a broad array of equity securities, due to its diversified exposure to other sectors that underperformed global equities during the reporting period.

The global infrastructure preferred sector was the biggest contributor to the Fund’s performance versus the benchmark. Within the segment, the Fund benefited the most from its lack of exposure to financials, which are a significant portion of the representative index. Given the real asset mandate of the portfolio, we focus only on infrastructure and real estate companies. These areas showed relative strength versus financials, an area that experienced negative returns during the reporting period. Within the infrastructure preferred portion of our portfolio, the Fund benefited from our out-of-index exposure to technology infrastructure, the only area with a positive return during the reporting period.

Global infrastructure equity also contributed favorably to the Fund’s performance versus the blended benchmark. The Fund’s positioning within energy infrastructure, especially midstream pipeline companies, was responsible for the majority of the outperformance. Defensive equities such as real estate and infrastructure were both under pressure at

Portfolio Managers’ Comments (continued)

the beginning of the reporting period due to rising interest rates in the U.S., while energy shares also generally underperformed even in the face of increasing crude oil prices. The pipeline sector within the S&P Global Infrastructure Index was down more than 3% as investors preferred to allocate capital elsewhere. While our underweight to the group added value as a result of the difficult absolute returns in the space, our security selection contributed even more in terms of relative outperformance. As volatility increased in the global marketplace and fundamentals across and within sectors diverged, security selection became more important. Within pipelines, the Fund’s weighted average return was strongly positive, which was a significant dispersion from the benchmark. An underweight to the toll road sector within the Fund’s infrastructure equity exposure also contributed to relative outperformance.

The real estate common equity segment was also a modest contributor to the Fund’s relative returns. One of the portfolio’s largest overweights, health care REITs, added the most value. The group provides a substantial opportunity set of companies with dividend yields that qualify for portfolio inclusion based on the primary objective of providing investors with income. Investment opportunities within the health care REIT area are also largely limited to the U.S., which helped both in absolute and relative terms given the strength of U.S. real estate over non-U.S. during the reporting period. The companies in the portfolio with skilled nursing assets performed especially well as they were given a boost when a more favorable reimbursement system was announced with better-than-expected rates for Fiscal 2019.

The REIT preferred equity segment was the primary detractor to the Fund’s relative results versus its benchmark. Self-storage preferreds performed well in relative terms, declining less than most other REIT preferred sectors as rates rose at the beginning of 2018. However, the Fund’s largest underweight was in this group in terms of major sub-property types in the index. We had actually increased our underweight after the segment’s strong absolute performance in 2017 and based on some concerns about potential increases in supply. However, the group appeared to be a little less interest rate sensitive, giving up less in absolute terms than the REIT preferred segment in general. Therefore, our underweight to the self-storage segment detracted from the Fund’s return when measured against the index.

The high yield debt portion of the portfolio also modestly hindered performance, but no individual sectors were standouts in terms of negative attribution. The high yield market continued to outperform other fixed income classes during the reporting period; however, it was not immune to credit spread volatility caused by fluctuating Treasury rates, fears regarding a trade war and weakness in emerging markets. Solid global growth conditions kept fundamentals firm for the high yield asset class, while the segment also continued to benefit from a strong technical backdrop. Net new issuance for high yield bonds during the reporting period ran about 30% lower than 2017 and the excess amount of cash coming in the form of coupons, calls and maturities far outpaced the volume of new issuance. High yield spreads meanwhile, continued to vacillate based on the whims of the Treasury market and sentiment over the potential for an escalation in trade war talks. Spreads versus Treasuries ended the reporting period wider than where they started. Lower quality issues (CCCs) saw their spreads tighten during the reporting period based on improving fundamentals and less sensitivity to interest rates, while spreads widened for both the single-B and BB rated segments. Within our debt portfolio, we had a bias toward quality relative to the benchmark so the outperformance of lower quality issues negatively impacted relative returns.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to their comparative benchmarks was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a negative impact on performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on performance during this reporting period.

As of June 30, 2018, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	30.63%
Regulatory Leverage*	30.63%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2018	Draws	Paydowns	June 30, 2018	Average Balance Outstanding	Draws	Paydowns	August 28, 2018
$225,225,000	$ —	$ —	$225,225,000	$225,225,000	$ —	$ —	$225,225,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2018.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of June 30, 2018, of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2018 will be made in early 2019 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of June 30, 2018

Current Month Estimated Percentage of Distribution			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
90.5%	0.0%	9.5%	$0.6360	$0.5755	$0.0000	$0.0605

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2018

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1060	6.89%	1.20%	8.47%	3.45%	(2.55)%

The Tax Cuts and Jobs Act

A large portion of the Fund’s portfolio holdings consist of Real Estate Investment Trusts (REITs). For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including

REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

SHARE REPURCHASES

During August 2018 (subsequent to the close of this reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JRI
Shares cumulatively repurchased and retired	27,600
Shares authorized for repurchase	975,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2018, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$18.46
Share price	$16.16
Premium/(Discount) to NAV	(12.46)%
6-month average premium/(discount) to NAV	(11.40)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

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JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JRI at NAV	(2.55)%	1.20%	8.47%	9.92%
JRI at Share Price	(5.65)%	(1.10)%	8.97%	7.74%
Custom Blended Benchmark (new)	(1.44)%	2.93%	6.66%	7.15%
Custom Blended Benchmark (old)	(0.66)%	2.54%	7.21%	7.14%
MSCI World Index	0.43%	11.09%	9.94%	10.39%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	57.1%
$25 Par (or similar) Retail Preferred	26.0%
Corporate Bonds	22.7%
$1,000 Par (or similar) Institutional Preferred	21.2%
Convertible Preferred Securities	5.9%
Variable Rate Senior Loan Interests	3.8%
Convertible Bonds	1.2%
Investment Companies	1.2%
Whole Loans	0.9%
Sovereign Debt	0.3%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	0.4%
Net Assets Plus Borrowings	144.1%
Borrowings	(44.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Equity Real Estate Investment Trusts	35.7%
Electric Utilities	17.0%
Oil, Gas & Consumable Fuels	15.0%
Multi-Utilities	6.0%
Real Estate Management & Development	3.6%
Energy Equipment & Services	2.4%
Other	17.9%
Repurchase Agreements	2.4%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.3%
A	1.1%
BBB	40.2%
BB or Lower	33.6%
N/R (not rated)	24.8%
Total	100%

Country Allocation

(% of total investments)

United States	57.3%
Canada	14.2%
Singapore	5.2%
Australia	3.2%
Italy	3.0%
United Kingdom	2.4%
France	2.3%
Hong Kong	1.9%
Germany	1.2%
New Zealand	1.1%
Other	8.2%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Spark Infrastructure Group	3.2%
STAG Industrial Inc.	3.2%
Mapletree Logistics Trust	2.6%
Ventas Inc.	2.3%
ONEOK, Inc.	2.2%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JRI; at this meeting the shareholders were asked to elect Board Members.

JRI
Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	24,267,704
Withhold	643,480
Total	24,911,184
Jack B. Evans
For	24,152,781
Withhold	758,403
Total	24,911,184
Albin F. Moschner
For	24,227,977
Withhold	683,207
Total	24,911,184
William J. Schneider
For	24,159,750
Withhold	751,434
Total	24,911,184

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 140.3% (97.6% of Total Investments)

	COMMON STOCKS – 57.1% (39.8% of Total Investments)

	Air Freight & Logistics – 0.8%

107,566	BPost SA	$1,699,579
56,311	Oesterreichische Post AG, (2)	2,566,217
	Total Air Freight & Logistics	4,265,796

	Commercial Services & Supplies – 0.0%

1,161	Covanta Holding Corporation	19,156

	Diversified Telecommunication Services – 1.7%

1,433,753	HKBN Limited, (2)	2,205,476
1,615,698	HKT Trust and HKT Limited, (2)	2,069,234
7,395,919	Netlink NBN Trust, (2)	4,016,866
251,288	Singapore Telecommunications Limited, (2)	567,357
	Total Diversified Telecommunication Services	8,858,933

	Electric Utilities – 8.2%

2,601,726	AusNet Services, (2)	3,090,081
2,855	Brookfield Infrastructure Partners LP	109,632
515,421	Contact Energy Limited, (2)	2,040,390
19,698	Duke Energy Corporation	1,557,718
154,309	Endesa S.A, (2), (3)	3,393,501
1,035,272	Enel SpA, (2)	5,736,629
255,921	Enersis Chile SA	1,248,894
886,749	Infratil Limited, (2)	2,028,524
301,318	Power Assets Holdings Limited	2,106,568
103,881	PPL Corporation	2,965,803
37,965	Red Electrica Corporacion SA, (2), (3)	771,297
265,726	Scottish and Southern Energy PLC, (2)	4,743,356
5,572,645	Spark Infrastructure Group, (2)	9,401,107
114,209	Terna-Rete Elettrica Nazionale SpA, (2)	616,805
388,419	Transmissora Alianca de Energia Eletrica SA	1,874,072
	Total Electric Utilities	41,684,377

	Equity Real Estate Investment Trusts – 30.1%

71,339	AEW UK REIT PLC	92,267
387	American Campus Communities Inc.	16,595
178,322	American Hotel Income Properties REIT LP	1,128,543
177,981	Apple Hospitality REIT, Inc.	3,182,300
199,890	Armada Hoffler Properties Inc.	2,978,361
119,212	Artis Real Estate Investment Trust	1,188,810
553,691	Assura PLC, (2)	420,546
88,088	Automotive Properties Real Estate Investment Trust	699,531
335,597	Centuria Industrial REIT, (2)	638,921
559,676	Centuria Metropolitan REIT	1,027,187
224,647	City Office REIT, Inc.	2,882,221
21,056	Cofinimmo, SANV	2,596,619
1,877,734	Concentradora Fibra Hotelera Mexicana SA de CV, 144A	1,092,022
98,206	CT Real Estate Investment Trust	963,646
205	Dexus Property Group, (2)	1,473
153,713	Dream Global Real Estate Investment Trust	1,679,016
335,815	Dream Industrial Real Estate Investment Trust	2,636,147
108,318	Easterly Government Properties, Inc.	2,140,364
2,147	Education Realty Trust Inc.	89,100
8,240	Eurocommercial Properties NV, (2)	349,728
509,013	Fibra Uno Administracion SA	741,981

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

18,149	Fonciere Des Regions, Reg S, (2)	$1,885,736
3,260,228	Fortune REIT, (2)	3,827,151
2,060,272	Frasers Centrepoint Trust, (2)	3,338,757
7,251,815	Frasers Logistics & Industrial Trust, (2)	5,577,974
72,017	Gaming and Leisure Properties Inc.	2,578,209
855,600	GDI Property Group, (2)	817,167
36,661	Gramercy Property Trust	1,001,579
37,423	Granite Real Estate, Inc.	1,526,354
239,885	Growthpoint Properties Australia Limited, (2)	640,325
31,225	Hamborner REIT AG, (2)	331,223
143,649	Health Care Property Investors Inc.	3,709,017
37,516	ICADE, (2)	3,514,063
4,000,621	IGB Real Estate Investment Trust, (2)	1,721,979
55,157	Immobiliare Grande Distribuzione SIIQ SpA	443,286
35,791	Independence Realty Trust	369,005
32,603	Inovalis Real Estate Investment Trust	250,478
3,134	Investors Real Estate Trust	17,331
669	Invincible Investment Corporation, (2)	301,035
26,115	Iron Mountain Inc.	914,286
34,506	Jernigan Capital Inc.	657,684
108	Kenedix Retail REIT Corporation, (2)	238,621
3,605,658	Keppel DC REIT, (2)	3,592,551
15,742	Klepierre, (2)	591,476
9,800	Lar Espana Real Estate Socimi SA, (2), (3)	109,264
15,141	LaSalle Hotel Properties	518,276
40,692	Lexington Corporate Properties Trust	355,241
63,236	Macerich Company	3,593,702
1,823,646	Mapletree Commercial Trust, (2)	2,101,396
666,024	Mapletree Greater China Commercial Trust, (2)	557,483
1,596,431	Mapletree Industrial Trust, (2)	2,259,091
8,402,773	Mapletree Logistics Trust, (2)	7,573,498
183,968	MedEquities Realty Trust, Inc.	2,027,327
230,308	Medical Properties Trust Inc.	3,233,524
137,656	MGM Growth Properties LLC	4,193,002
250,791	Mirvac Group, (2)	402,522
627,999	National Storage REIT, (2)	764,612
14,926	NewRiver REIT PLC, (2)	53,070
777,095	Nexus Real Estate Investment Trust	1,170,386
112,606	Northview Apartment Real Estate Investment Trust	2,251,006
227,186	NorthWest Healthcare Properties REIT	1,951,036
40,397	NSI NV	1,693,605
58,223	Park Hotels & Resorts, Inc.	1,783,370
1,405,095	Parkway Life Real Estate Investment Trust, (2)	2,802,108
328,859	Physicians Realty Trust	5,242,012
1,132,883	Propertylink Group, (2)	888,743
646	Realty Income Corporation	34,748
6,036	RLJ Lodging Trust	133,094
143,608	Sabra Health Care Real Estate Investment Trust Inc.	3,120,602
978	Scentre Group, (2)	3,178
24,367	Secure Income REIT Plc	123,488
8,961	Simon Property Group, Inc.	1,525,073
186,819	Slate Office REIT	1,082,844
120,312	Spirit Realty Capital Inc.	966,105
342,352	STAG Industrial Inc.	9,322,245
1,627	Star Asia Investment Corp, (2)	1,613,707
33,505	Stride Property Group, (2)	41,523
114,832	Summit Hotel Properties Inc.	1,643,246
736,846	Summit Industrial Income REIT	4,909,878
1,401,313	Target Healthcare REIT Ltd	2,043,569
1,650,988	TF Administradora Industrial S de RL de CV	2,252,830
382,681	Tritax Big Box REIT PLC, (2)	786,114
7,833	Unibail-Rodamco-Westfield	1,724,738
118,619	Ventas Inc.	6,755,352
149,754	VEREIT, Inc.	1,114,170
7,727	Vicinity Centres, (2)	14,819
754,567	Viva Energy REIT, (2)	1,255,150

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

245,791	WPT Industrial Real Estate Investment Trust	$3,414,037
	Total Equity Real Estate Investment Trusts	153,795,449

	Gas Utilities – 0.6%

8,449	AmeriGas Partners, LP	356,717
98,394	Gas Natural SDG S.A, (2), (3)	2,601,127
	Total Gas Utilities	2,957,844

	Independent Power & Renewable Electricity Producers – 1.0%

117,714	Brookfield Renewable Energy Partners LP	3,533,256
546,642	Meridian Energy Limited, (2)	1,154,650
8,738	NRG Yield, Inc., Class C Shares	150,294
4,301	Pattern Energy Group Inc.	80,644
	Total Independent Power & Renewable Electricity Producers	4,918,844

	Industrial Conglomerates – 0.2%

304,679	Hopewell Holdings Ltd, (2)	1,043,349

	Media – 0.3%

70,889	Eutelsat Communications, (2)	1,467,064

	Mortgage Real Estate Investment Trusts – 2.7%

152,062	Blackstone Mortgage Trust Inc., Class A	4,779,309
29,873	Granite Point Mortgage Trust Inc.	548,170
128,797	KKR Real Estate Finance Trust, Inc.	2,547,605
166,345	Starwood Property Trust Inc.	3,611,350
111,343	TPG Re Finance Trust Inc.	2,262,490
	Total Mortgage Real Estate Investment Trusts	13,748,924

	Multi-Utilities – 2.5%

209,464	Engie, (2)	3,204,064
45,730	National Grid PLC	2,554,020
758,434	Redes Energeticas Nacionais SA, (2)	2,121,778
146,741	Suez Environnement Company, (2)	1,898,243
1,229,697	Vector Limited, (2)	2,822,046
	Total Multi-Utilities	12,600,151

	Oil, Gas & Consumable Fuels – 5.5%

29,579	DCP Midstream LP, (2)	862,708
150,853	Enbridge Inc.	5,383,944
5,343	Enbridge Income Fund Holdings Inc.	131,030
132,512	Enterprise Products Partnership LP	3,666,607
144,330	Gibson Energy Incorporated	1,924,546
155,118	Inter Pipeline Limited	2,907,319
92,787	ONEOK, Inc.	6,479,316
16,963	Plains GP Holdings LP, Class A Shares	405,585
1,283,769	Snam Rete Gas S.p.A, (2)	5,349,984
32,863	Western Gas Equity Partners LP	1,174,852
	Total Oil, Gas & Consumable Fuels	28,285,891

	Real Estate Management & Development – 0.5%

170,058	Atrium European Real Estate Ltd, (2)	770,576
13,930	Brookfield Property Partners	264,949
111,051	Essential Properties Realty Trust Inc., (3)	1,503,631
4,779	Landmark Infrastructure Partners LP	66,189
	Total Real Estate Management & Development	2,605,345

	Road & Rail – 0.6%

761,970	Aurizon Holdings Limited, (2)	2,436,735
420,088	Stagocoach Group PLC, (2)	782,015
	Total Road & Rail	3,218,750

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment – 0.2%

969	Canadian Solar, Inc., (2)			$953,840

	Trading Companies & Distributors – 0.1%

16,952	Fortress Transportation & Investor, LLC			306,323

	Transportation Infrastructure – 1.2%

138,495	Enav S.p.A, (2)			692,862
1,233,532	Hutchison Port Holdings Trust, (2)			344,270
84,236	Macquarie Infrastructure Corporation			3,554,759
57,167	Sydney Airport, (2)			302,639
176,674	Transurban Group, (2)			1,564,502
	Total Transportation Infrastructure			6,459,032

	Water Utilities – 0.9%

700,467	Aguas Andinas SA. Class A			382,612
34,350	Cia de Saneamento do Parana			420,540
833,355	Inversiones Aguas Metropolitanas SA			1,272,745
83,310	Pennon Group PLC, (2)			871,259
10,296	Severn Trent PLC, (2)			268,456
115,162	United Utilities PLC, (2)			1,157,757
	Total Water Utilities			4,373,369
	Total Common Stocks (cost $278,857,193)			291,562,437

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 26.0% (18.0% of Total Investments)

	Electric Utilities – 4.4%

129,699	Brookfield Infrastructure Partners LP	5.350%	BBB–	$2,550,275
76,715	Entergy Arkansas Inc.	4.875%	A	1,874,915
30,036	Entergy Louisiana LLC	4.875%	A	731,677
11,432	Entergy Texas Inc.	5.625%	A	296,889
120,593	Georgia Power Company	5.000%	Baa1	2,966,588
123,568	Integrys Energy Group Inc., (2)	6.000%	Baa1	3,243,660
95,068	NextEra Energy Inc.	5.250%	BBB	2,384,305
48,187	NextEra Energy Inc.	5.000%	BBB	1,207,566
15,415	PPL Capital Funding, Inc.	5.900%	BBB	390,924
133,917	Southern Company	5.250%	BBB	3,354,621
141,567	Southern Company	5.250%	BBB	3,482,548
	Total Electric Utilities			22,483,968

	Equity Real Estate Investment Trusts – 16.4%

93,020	American Homes 4 Rent	6.350%	N/R	2,337,593
83,083	American Homes 4 Rent	5.875%	BB	2,042,180
32,071	American Homes 4 Rent	6.500%	N/R	813,000
76,570	American Homes 4 Rent	5.875%	BB	1,845,337
106,986	CBL & Associates Properties Inc.	7.375%	BB–	2,059,481
25,886	Cedar Shopping Centers Inc., Series A	7.250%	N/R	603,662
100,609	Cedar Shopping Centers Inc., Series A	6.500%	N/R	2,142,972
160,671	City Office REIT, Inc.	6.625%	N/R	3,909,125
32,546	Colony Capital Inc.	7.500%	N/R	789,241
3,936	Colony Capital Inc.	7.150%	N/R	91,118
54,749	Colony Capital Inc.	7.125%	N/R	1,272,914
111,120	Colony Capital Inc.	7.125%	N/R	2,567,983
11,848	DDR Corporation	6.500%	Ba1	284,115
112,133	DDR Corporation	6.375%	BB+	2,758,472
78,053	Digital Realty Trust Inc.	5.250%	Baa3	1,865,467
79,423	EPR Properties Inc.	5.750%	Baa3	1,858,498
30,552	Farmland Partners, Inc.	6.000%	N/R	746,691
65,796	GGP, Inc.	6.375%	N/R	1,579,104
23,313	Gladstone Commercial Corporation	7.000%	N/R	594,015
59,045	Gramercy Property Trust	7.125%	BB+	1,490,886
72,477	Hersha Hospitality Trust	6.875%	N/R	1,790,182

Shares	Description (1)	Coupon	Ratings (4)	Value

	Equity Real Estate Investment Trusts (continued)

117,598	Hersha Hospitality Trust	6.500%	N/R	$2,820,000
193,373	Hersha Hospitality Trust	6.500%	N/R	4,631,283
133,995	Investors Real Estate Trust	6.625%	N/R	3,261,438
664	Kimco Realty Corporation	5.500%	Baa2	15,763
589	Kimco Realty Corporation	5.125%	Baa2	13,494
60,884	Kimco Realty Corporation	5.250%	Baa2	1,368,064
12	LaSalle Hotel Properties	6.375%	N/R	300
83,982	LaSalle Hotel Properties	6.300%	N/R	2,078,555
4,387	Mid-America Apartment Communities Inc.	8.500%	BBB–	276,293
152,682	Monmouth Real Estate Investment Corp	6.125%	N/R	3,664,368
32,137	National Retail Properties Inc.	5.200%	Baa2	748,149
111,414	Pebblebrook Hotel Trust	6.500%	N/R	2,841,057
82,654	Pebblebrook Hotel Trust	6.375%	N/R	2,102,718
52,813	Penn Real Estate Investment Trust	6.875%	N/R	1,169,808
50,067	PS Business Parks, Inc.	5.250%	BBB	1,191,595
65,694	PS Business Parks, Inc.	5.200%	Baa2	1,535,926
56	Public Storage, Inc.	5.050%	A3	1,384
398	Rexford Industrial Realty Inc.	5.875%	BB	9,656
33,247	Saul Centers, Inc.	6.125%	N/R	763,684
3,534	Senior Housing Properties Trust	6.250%	BBB–	90,894
39,760	STAG Industrial Inc.	6.875%	BB+	1,020,639
38,734	Summit Hotel Properties Inc.	6.450%	N/R	937,750
121,237	Summit Hotel Properties Inc.	6.250%	N/R	2,921,812
21,122	Sunstone Hotel Investors Inc.	6.950%	N/R	536,710
125,914	Sunstone Hotel Investors Inc.	6.450%	N/R	3,175,551
17,184	Taubman Centers Incorporated, Series K	6.250%	N/R	425,304
78,513	UMH Properties Inc.	8.000%	N/R	2,076,669
125,193	UMH Properties Inc.	6.750%	N/R	3,176,146
63,902	Urstadt Biddle Properties	6.750%	N/R	1,609,691
61,550	Urstadt Biddle Properties	6.250%	N/R	1,535,673
32,569	Ventas Realty LP	5.450%	BBB+	815,853
140,877	Vornado Realty Trust.	5.250%	BBB–	3,269,755
14,866	Washington Prime Group, Inc.	6.875%	Ba1	317,686
	Total Equity Real Estate Investment Trusts			83,845,704

	Independent Power & Renewable Electricity Producers – 0.3%

63,257	Brookfield Renewable Partners, Preferred Equity	5.750%	BBB–	1,239,012

	Multi-Utilities – 2.5%

215,145	Dominion Resources Inc.	5.250%	BBB–	5,322,687
89,661	DTE Energy Company	6.000%	Baa2	2,366,154
117,575	DTE Energy Company	5.375%	Baa2	2,967,593
24,519	DTE Energy Company	5.250%	Baa2	608,562
63,602	DTE Energy Company.	5.250%	Baa2	1,565,245
	Total Multi-Utilities			12,830,241

	Oil, Gas & Consumable Fuels – 1.9%

17,459	Enbridge Inc.	4.000%	BBB–	416,397
26,148	Enbridge Inc.	0.406%	BBB–	658,407
67,909	NGL Energy Partner LP	9.000%	N/R	1,671,920
198,411	Nustar Energy LP	8.500%	B1	4,648,770
44,461	Nustar Energy LP	7.625%	B1	915,452
62,033	Pembina Pipeline Corporation	5.750%	BB+	1,240,990
	Total Oil, Gas & Consumable Fuels			9,551,936

	Real Estate Management & Development – 0.5%

100,263	Landmark Infrastructure Partners LP	8.000%	N/R	2,471,483
	Total $25 Par (or similar) Retail Preferred (cost $134,308,640)			132,422,344

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 22.7% (15.8% of Total Investments)

		Air Freight & Logistics – 0.2%

$1,090		Mexico City Airport Trust, 144A	5.500%	7/31/47	BBB+	$971,190

		Commercial Services & Supplies – 2.3%

1,780		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B	1,771,100
1,630		Covanta Holding Corporation	5.875%	7/01/25	B1	1,572,950
305		Covanta Holding Corporation	5.875%	3/01/24	B1	300,425
900	EUR	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	1,045,754
1,810		Hulk Finance Corp, 144A	7.000%	6/01/26	B–	1,733,075
650		Tervita Escrow Corp, 144A	7.625%	12/01/21	B2	663,000
2,325		Tervita Escrow Corporation, 144A	7.625%	12/01/21	B	2,371,500
1,120		Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	1,076,600
1,025		Wrangler Buyer Corp., 144A	6.000%	10/01/25	CCC+	968,625
		Total Commercial Services & Supplies				11,503,029

		Communications Equipment – 0.3%

1,745		ViaSat Inc., 144A	5.625%	9/15/25	BB–	1,640,300

		Construction & Engineering – 0.4%

5,445,170	COP	Fideicomiso Ruta Al Mar, 144A	6.750%	2/15/44	BBB–	1,822,921

		Diversified Financial Services – 1.2%

2,185		Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	2,096,945
1,645		Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	10/01/25	BB	1,543,915
900		Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	900,117
6,005	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,433,174
		Total Diversified Financial Services				5,974,151

		Diversified Telecommunication Services – 0.4%

727		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	728,818
1,560		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	1,532,700
		Total Diversified Telecommunication Services				2,261,518

		Electric Utilities – 4.8%

1,665		ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	1,626,505
1,257		Brooklyn Navy Yard Cogeneration Partners LP, 144A	7.420%	10/01/20	B+	1,206,691
4,934		Crocket Cogeneration LP, 144A	5.869%	3/30/25	BB+	4,447,242
1,400	GBP	Electricite de France S.A, Reg S	5.875%	7/22/64	BBB	1,828,851
2,130		EnBW Energie Baden-Wuerttemberg AG, Reg S	5.125%	4/05/77	Baa2	2,124,334
4,200		NextEra Energy Inc.	4.800%	12/01/77	BBB	3,906,000
3,545		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	3,631,261
4,265		Red Oak Power LLC	9.200%	11/30/29	BB–	4,872,763
880		Terraform Global Operating LLC, 144A	6.125%	3/01/26	BB	869,000
		Total Electric Utilities				24,512,647

		Equity Real Estate Investment Trusts – 1.9%

1,500	SGD	Cache Logistics Trust, Reg S	5.500%	8/01/68	N/R	1,100,972
1,625		Care Capital Properties, Inc.	5.125%	8/15/26	BBB–	1,552,219
1,745		CoreCivic, Inc.	4.750%	10/15/27	Ba1	1,583,588
740		CyrusOne LP Finance.	5.375%	3/15/27	BB+	734,450
2,260		Geo Group Inc.	6.000%	4/15/26	B+	2,192,200
565		Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	522,851
2,195		SBA Communications Corporation	4.875%	9/01/24	B+	2,099,605
		Total Equity Real Estate Investment Trusts				9,785,885

		Gas Utilities – 1.9%

1,480		AmeriGas Partners LP/AmeriGas Finance Corporation	5.750%	5/20/27	BB	1,406,000
677		Ferrellgas LP	6.750%	1/15/22	B–	612,685
17,005	MXN	Gas Natural Mexico SA	7.670%	7/03/25	N/R	786,792
17,500	MXN	Infraestructura Energetica Nova SAB de CV	6.300%	2/02/23	Baa1	801,324

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Gas Utilities (continued)

$740		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	$747,400
1,750		National Gas Company of Trinidad and Tobago, 144A	6.050%	1/15/36	BBB	1,767,500
1,695		NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	B+	1,601,775
990		Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	990,000
1,060		Suburban Propane Partners LP	5.875%	3/01/27	BB–	991,100
		Total Gas Utilities				9,704,576

		Health Care Providers & Services – 0.6%

3,035		Community Health Systems, Inc.	6.250%	3/31/23	B	2,777,025
305		Tenet Healthcare Corp	4.625%	7/15/24	BB–	288,896
		Total Health Care Providers & Services				3,065,921

		Hotels, Restaurants & Leisure – 0.2%

660		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	653,400
555		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB–	503,663
		Total Hotels, Restaurants & Leisure				1,157,063

		Independent Power & Renewable Electricity Producers – 0.9%

1,410		Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba3	1,288,740
1,080		Calpine Corporation., 144A	5.250%	6/01/26	BB+	1,017,900
399		Capex SA, 144A	6.875%	5/15/24	B+	355,756
735		GenOn Energy Inc., (6)	9.500%	10/15/18	N/R	668,850
1,450		NRG Energy Inc., 144A	5.750%	1/15/28	BB–	1,424,625
		Total Independent Power & Renewable Electricity Producers				4,755,871

		Marine – 0.1%

2,500	NOK	FJORD 1 ASA, Reg S	4.580%	11/22/22	N/R	311,949

		Mortgage Real Estate Investment Trusts – 0.3%

1,500		Starwood Property Trust, 144A	4.750%	3/15/25	BB–	1,440,000

		Multi-Utilities – 0.2%

1,045		Dominion Resources Inc.	5.750%	10/01/54	BBB–	1,088,890

		Oil, Gas & Consumable Fuels – 3.2%

910		Calumet Specialty Products	7.625%	1/15/22	B–	910,000
280		Calumet Specialty Products	6.500%	4/15/21	B–	278,600
2,550		DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	2,333,250
2,755		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	2,509,228
2,270		Genesis Energy LP	5.625%	6/15/24	BB–	2,122,450
450		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	446,625
125		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	121,250
1,335		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,318,313
2,095		Par Petroleum LLC / Petroleum Finance Corp., 144A	7.750%	12/15/25	BB–	2,131,663
1,765		PBF Holding Company LLC.	7.250%	6/15/25	BB	1,855,456
1,075		Sunoco LP / Sunoco Finance Corp., 144A	5.875%	3/15/28	BB	1,013,542
1,140		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	1,151,400
		Total Oil, Gas & Consumable Fuels				16,191,777

		Real Estate Management & Development – 1.7%

2,145		APL Realty Holdings Pte Ltd, Reg S	5.950%	6/02/24	Ba3	1,640,535
1,750	SGD	Frasers Property Treasury Pte Ltd, Reg S	4.000%	4/05/67	N/R	1,188,445
3,310		Hunt Companies Inc., 144A	6.250%	2/15/26	BB–	3,086,575
1,555		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	1,508,350
800		Cibus Nordic Real Estate AB	4.173%	5/26/21	N/R	938,965
200		RKI Overseas Finance 2016 B Ltd, Reg S	4.700%	9/06/21	BB–	185,242
		Total Real Estate Management & Development				8,548,112

		Road & Rail – 0.1%

406		Panama Canal Railway Co, 144A	7.000%	11/01/26	Ba1	402,747

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Transportation Infrastructure – 1.4%

$670		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB	$672,345
695		Aeropuertos Dominicanos SA, 144A	6.750%	3/30/29	BB–	722,800
155		Delhi International Airport Ltd, 144A	6.125%	10/31/26	BB	152,325
4,200	MXN	Grupo Aeroportuario Del Centro Norte, SAB de CV	6.850%	6/07/21	N/R	201,031
2,080		Hidrovias International Finance SARL., 144A	5.950%	1/24/25	BB	1,866,800
770	EUR	Swissport Financing Sarl, 144A	9.750%	12/15/22	CCC	965,537
2,440		Terminales Portuarios, 144A	8.125%	4/01/37	BB	2,532,542
		Total Transportation Infrastructure				7,113,380

		Water Utilities – 0.4%

2,460		AEGEA Finance SARL, 144A	5.750%	10/10/24	Ba2	2,274,270

		Wireless Telecommunication Services – 0.2%

1,280		Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	1,184,000
		Total Corporate Bonds (cost $120,900,422)				115,710,197

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 21.2% (14.8% of Total Investments)

		Diversified Financial Services – 0.4%

$930		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$955,217
1,325		RKP Overseas Finance 2016 A, Reg S	7.950%	N/A (7)	B1	1,106,313
2,255		Total Diversified Financial Services				2,061,530

		Electric Utilities – 5.7%

2,265		AES Gener SA, 144A	8.375%	12/18/73	BB	2,320,153
1,150		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	1,189,880
9,093		Emera, Inc.	6.750%	6/15/76	BBB–	9,456,720
3,890		Enel SpA, 144A	8.750%	9/24/73	BBB–	4,327,625
995		Exelon Corporation	6.350%	3/15/33	Baa2	1,054,700
6,088		FPL Group Capital Inc., (3-Month LIBOR reference rate + 2.125% spread), (21)	4.466%	6/15/67	BBB	5,920,582
2,809		NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.068% spread), (21)	4.405%	10/01/66	Baa2	2,738,775
1,270		PPL Capital Funding Inc., (3-Month LIBOR reference rate + 2.665% spread), (21)	5.001%	3/30/67	BBB	1,270,000
1,115		SSE PLC, Reg S	4.750%	9/16/77	BBB	1,075,886
28,675		Total Electric Utilities				29,354,321

		Energy Equipment & Services – 3.4%

5,819		TranCanada Pipelines Limited, (3-Month LIBOR reference rate + 2.210% spread), (21)	4.553%	5/15/67	Baa1	5,440,183
2,990		Transcanada Trust	5.300%	3/15/77	Baa2	2,827,090
4,500		Transcanada Trust	5.875%	8/15/76	Baa2	4,455,000
4,900		Transcanada Trust	5.625%	5/20/75	Baa2	4,777,500
18,209		Total Energy Equipment & Services				17,499,773

		Gas Utilities – 0.4%

1,165		SK E&S Co Ltd, 144A	4.875%	N/A (7)	BB+	1,150,437
750		Towngas Finance Ltd, Reg S	4.750%	N/A (7)	A–	749,050
1,915		Total Gas Utilities				1,899,487

		Marine – 0.2%

1,190		Royal Capital BV, Reg S	5.500%	N/A (7)	N/R	1,180,553

		Multi-Utilities – 1.6%

2,498		RWE AG, Reg S	6.625%	7/30/75	BB+	2,620,027
5,492		WEC Energy Group Inc., (3-Month LIBOR reference rate + 2.113% spread), (21)	4.455%	5/15/67	Baa1	5,416,760
7,990		Total Multi-Utilities				8,036,787

Principal Amount (000)	Description (1)				Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 8.7%

$2,040	Buckeye Partners LP.				6.375%	1/22/78	Ba1	$1,818,616
901	Enagas				7.375%	N/A (7)	B	862,707
3,391	Enbridge Energy Partners LP, (3-Month LIBOR reference rate + 3.798% spread), (21)				6.106%	10/01/37	BB+	3,386,761
2,380	Enbridge Inc.				6.250%	3/01/78	BBB–	2,237,338
9,010	Enbridge Inc.				5.500%	7/15/77	BBB–	8,210,362
8,410	Enbridge Inc.				6.000%	1/15/77	BBB–	7,905,400
901	Energy Transfer Partners				6.250%	N/A (7)	BB	834,551
5,214	Energy Transfer Partners LP., (3-Month LIBOR reference rate + 3.018% spread), (21)				5.376%	11/01/66	Ba1	4,444,935
4,865	Enterprise Products Operating LLP				5.250%	8/16/77	Baa2	4,524,450
1,634	Enterprise Products Operating LLC				4.875%	8/16/77	Baa2	1,527,790
3,930	Enterprise Products Operating LLC, (3-Month LIBOR reference rate + 2.778% spread), (21)				4.784%	6/01/67	Baa2	3,895,613
4,985	Plains All American Pipeline L.P				6.125%	N/A (7)	BB	4,685,900
47,661	Total Oil, Gas & Consumable Fuels							44,334,423

	Real Estate Management & Development – 0.8%

4,250	AT Securities BV, Reg S				5.250%	N/A (7)	BBB–	3,884,500
$112,145	Total $1,000 Par (or similar) Institutional Preferred (cost $112,265,359)							108,251,374

Shares	Description (1)				Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 5.9% (4.1% of Total Investments)

	Electric Utilities – 0.8%

67,939	NextEra Energy Inc.				6.123%		BBB	$3,879,317

	Equity Real Estate Investment Trusts – 2.5%

83,802	Braemar Hotels & Resorts Inc.				5.500%		N/R	1,582,182
3,091	Crown Castle International Corporation				6.875%		N/R	3,087,909
31,505	EPR Properties Inc.				9.000%		BB	1,090,073
10,056	Equity Commonwealth				6.500%		Baa3	262,059
11,479	Lexington Corporate Properties Trust, Series B				6.500%		N/R	562,471
16,751	QTS Realty Trust Inc.				6.500%		B–	1,683,643
76,372	Ramco-Gershenson Properties Trust				7.250%		N/R	4,026,332
26,411	RLJ Lodging Trust				1.950%		B–	693,025
	Total Equity Real Estate Investment Trusts							12,987,694

	Multi-Utilities – 1.9%

91,435	Dominion Resources Inc.				6.750%		BBB–	4,225,211
45,999	DTE Energy Company				5.000%		BBB+	2,377,688
29,892	Sempra Energy Call Option.				6.000%		N/R	3,085,153
	Total Multi-Utilities							9,688,052

	Oil, Gas & Consumable Fuels – 0.7%

95,800	Kinder Morgan Inc., Delaware				9.750%		N/R	3,321,386
	Total Convertible Preferred Securities (cost $30,849,078)							29,876,449

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)		Maturity (9)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.8% (2.6% of Total Investments) (8)

	Capital Markets – 0.2%

$1,060	Hummel Station LLC Term Loan B1, (DD1)	8.358%	1-Month LIBOR	6.000%		10/27/22	BB–	$1,037,915

	Commercial Services & Supplies – 0.2%

760	EnergySolutions LLC, (WI/DD)	TBD	TBD	TBD		TBD	B	762,375

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)		Maturity (9)	Ratings (4)	Value

	Electric Utilities – 0.6%

$773	Homer City Generation LP	13.337%	1-Month LIBOR	11.000%		4/06/23	N/R	$724,867
1,626	Invenergy Thermal Operating I LLC	7.862%	3-Month LIBOR	5.500%		10/19/22	B1	1,621,472
786	Panda Liberty LLC	8.830%	3-Month LIBOR	6.500%		8/21/20	BB–	741,448
3,185	Total Electric Utilities							3,087,787

	Equity Real Estate Investment Trusts – 0.3%

524	Iron Mountain Inc.	4.086%	1-Month LIBOR	1.750%		3/22/26	BB	514,740
1,140	VICI Properties 1 LLC, (WI/DD)	TBD	TBD	TBD		TBD	BBB–	1,133,947
1,664	Total Equity Real Estate Investment Trusts							1,648,687

	Hotels, Restaurants & Leisure – 0.2%

1,000	CityCenter Holdings LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD		TBD	BB–	996,520

	Independent Power & Renewable Electricity Producers – 0.2%

1,052	Terra-Gen Finance Co LLC	6.576%	1-Month LIBOR	4.250%		12/09/21	B+	952,314

	Oil, Gas & Consumable Fuels – 0.7%

2,000	BCP Renaissance Parent LLC., Term Loan B, (WI/DD)	TBD	TBD	TBD		TBD	BB–	1,999,060
1,570	Limetree Bay Terminals LLC, (WI/DD)	TBD	TBD	TBD		TBD	N/R	1,559,701
3,570	Total Oil, Gas & Consumable Fuels							3,558,761

	Real Estate Management & Development – 1.4%

4,500	Brookfield Retail Hold, (WI/DD)	TBD	TBD	TBD		TBD	Ba3	4,429,125
2,890	Invitation Homes Operating Partnership LP	4.069%	1-Month LIBOR	1.800%		2/06/22	N/R	2,835,812
7,390	Total Real Estate Management & Development							7,264,937
$19,681	Total Variable Rate Senior Loan Interests (cost $19,370,304)							19,309,296

Principal Amount (000)	Description (1)				Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 1.2% (0.9% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.9%

$6,005	Cheniere Energy Inc.				4.250%	3/15/45	N/R	$4,754,153

	Real Estate Management & Development – 0.3%

1,480	Tricon Capital Group Inc., 144A				5.750%	3/31/22	N/R	1,561,548
$7,485	Total Convertible Bonds (cost $5,698,247)							6,315,701

Shares	Description (1), (10)							Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total investments)

604,727	John Laing Infrastructure Fund							$945,451
9,539,933	Keppel Infrastructure Trust							3,639,542
465,448	NextEnergy Solar Fund Limited							663,417
565,435	Starwood European Real Estate Finance Limited							805,932
	Total Investment Companies (cost $5,908,924)							6,054,342

Principal Amount (000)	Description (1)				Interest Rate (11)	Maturity (11)		Value

	WHOLE LOANS – 0.9% (0.6% of Total Investments) (12), (13)

	Commercial Loans – 0.5%

$13,956	NCH Commercial Pool 2, NCH Corporation, (14), (15), (16)				11.925%	1/01/49		$2,761,903

Principal Amount (000)		Description (1)	Interest Rate (11)	Maturity (11)		Value

		Mulifamily Loans – 0.4%

$4,383		NCH Multifamily Pool 2, NCH Corporation, (14), (15), (16)	11.925%	1/01/49		$1,841,757
$18,339		Total Whole Loans (cost $18,850,284)				4,603,660

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 0.3% (0.2% of Total Investments)

		Costa Rica – 0.1%

$425		Instituto Costarricense de Electricidad, 144A	6.375%	5/15/43	BB	$352,750

		India – 0.2%

90,000	INR	National Highways Authority of India, Reg S	7.300%	5/18/22	N/R	1,301,908
		Total Sovereign Debt (cost $1,785,877)				1,654,658
		Total Long-Term Investments (cost $728,794,328)				715,760,458

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.4% (2.4% of Total Investments)

		REPURCHASE AGREEMENTS – 3.4% (2.4% of Total Investments)

$17,434		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $17,435,157, collateralized by $18,560,000 U.S. Treasury Notes 2.000%, due 2/15/25, value $17,788,201	0.900%	7/02/18		$17,433,849
		Total Short-Term Investments (cost $17,433,849)				17,433,849
		Total Investments (cost $746,228,177) – 143.7%				733,194,307
		Borrowings – (44.1)% (17), (18)				(225,225,000)
		Other Assets Less Liabilities – 0.4% (19)				2,186,707
		Net Assets – 100%				$510,156,014

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(59)	9/18	$(6,696,781)	$(6,703,414)	$(6,633)	$(6,490)
U.S. Treasury Long Bond	Short	(26)	9/18	(3,734,007)	(3,770,000)	(35,993)	(35,926)
U.S. Treasury Ultra Bond	Short	(6)	9/18	(945,922)	(957,375)	(11,453)	(11,438)
				$(11,376,710)	$(11,430,789)	$(54,079)	$(53,854)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (20)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Securities LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$5,018,153	$5,018,153

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread).

These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(12)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(13)

Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.

(14)

Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(15)	Loan is currently default with regards to scheduled interest and/or principal payments.

(16)

Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(17)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(18)	Borrowings as a percentage of Total Investments is 30.7%.

(19)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(20)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(21)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

COP	Columbian Peso

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	Euro

GBP	Pound Sterling

INR	Indian Rupee

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

NOK	Norwegian Krone

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $728,794,328)	$715,760,458
Short-term investments, at value (cost approximates value)	17,433,849
Cash	28,705
Cash denominated in foreign currencies (cost $113,981)	114,294
Cash collateral at brokers for investments in futures contracts(1)	175,800
Unrealized appreciation on interest rate swaps	5,018,153
Receivable for:
Dividends	2,937,622
Interest	3,938,239
Investments sold	10,368,241
Reclaims	213,145
Other assets	72,336
Total assets	756,060,842
Liabilities
Borrowings	225,225,000
Payable for:
Dividends	2,865,316
Investments purchased	16,292,620
Variation margin on futures contracts	53,854
Accrued expenses:
Interest on borrowings	509,133
Management fees	574,405
Trustees fees	23,585
Other	360,915
Total liabilities	245,904,828
Net assets	$510,156,014
Shares outstanding	27,632,580
Net asset value (“NAV”) per share outstanding	$18.46
Net assets consist of:
Shares, $0.01 par value per share	$276,326
Paid-in-surplus	613,547,121
Undistributed (Over-distribution of) net investment income	(7,716,225)
Accumulated net realized gain (loss)	(87,865,990)
Net unrealized appreciation (depreciation)	(8,085,218)
Net assets	$510,156,014
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2018

(Unaudited)

Investment Income
Dividends	$16,001,027
Foreign tax withheld on dividend income	(672,688)
Interest	7,311,693
Other	26,203
Total investment income	$22,666,235
Expenses
Management fees	3,507,676
Interest expense on borrowings	2,861,479
Custodian fees	279,236
Trustees fees	9,494
Professional fees	30,777
Shareholder reporting expenses	85,205
Shareholder servicing agent fees	7,804
Stock exchange listing fees	3,803
Investor relations expenses	89,229
Other	15,137
Trustees fees	6,889,840
Net investment income (loss)	15,776,395
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,078,311)
Futures contracts	1,058,830
Swaps	(778)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,586,088)
Futures contracts	(135,239)
Swaps	3,820,479
Net realized and unrealized gain (loss)	(29,921,107)
Realized and Unrealized Gain (Loss)	$(14,144,712)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$15,776,395	$17,344,588
Net realized gain (loss) from:
Investments and foreign currency	(3,078,311)	3,233,313
Futures contracts	1,058,830	(27,521)
Swaps	(778)	(1,338,973)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,586,088)	11,469,145
Futures contracts	(135,239)	232,442
Swaps	3,820,479	2,567,679
Net increase (decrease) in net assets from operations	(14,144,712)	33,480,673
Distributions to Shareholders
From net investment income	(17,574,320)	(18,198,467)
Decrease in net assets from distributions to shareholders	(17,574,320)	(18,198,467)
Capital Share Transactions
Shares issued in the Reorganization	—	350,153,354
Net increase (decrease) in net assets from capital share transactions	—	350,153,354
Net increase (decrease) in net assets	(31,719,032)	365,435,560
Net assets at the beginning of period	541,875,046	176,439,486
Net assets at the end of period	$510,156,014	$541,875,046
Undistributed (Over-distribution of) net investment income at the end of period	$(7,716,225)	$(5,918,300)

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2018

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(14,144,712)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(378,412,873)
Proceeds from sales and maturities of investments	375,920,090
Proceeds from (Purchases of) short-term investments, net	(8,254,187)
Proceeds from (Payments for) cash denominated in foreign currencies, net	517,381
Proceeds from (Payments for) closed foreign currency spot contracts	57,039
Capital gain and return of capital distributions from investments	1,779,176
Amortization (Accretion) of premiums and discounts, net	36,693
(Increase) Decrease in:
Receivable for dividends	200,859
Receivable for interest	(55,071)
Receivable for investments sold	(6,082,711)
Receivable for reclaims	(12,277)
Other assets	82,399
Increase (Decrease) in:
Payable for investments purchased	11,582,734
Payable for variation margin on futures contracts	604
Accrued interest on borrowings	445,757
Accrued management fees	(42,786)
Accrued Trustees fees	3,208
Accrued other expenses	10,053
Net realized gain (loss) from investments and foreign currency	3,078,311
Change in net unrealized (appreciation) of:
Investments and foreign currency	31,586,088
Swaps	(3,820,479)
Net cash provided by (used in) operating activities	14,475,296
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(14,709,004)
Net cash provided by (used in) financing activities	(14,709,004)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(233,708)
Cash and cash collateral at brokers at the beginning of period	438,213
Cash and cash collateral at brokers at the end of period	$204,505

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$2,297,045

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2018(e)	$19.61	$0.57	$(1.08)	$(0.51)	$(0.64)	$—	$—	$(0.64)	$—		$18.46	$16.16
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		19.84	18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—		18.84	16.75

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2018(e)	$225,225	$3,256
2017	225,225	3,406
2016	73,275	3,408
2015	74,500	3,265
2014	81,500	3,381
2013	87,500	3,106

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.55)%	(5.65)%	$510,156	2.68	%**	6.14	%**	51%
15.81	21.62	541,875	2.47		5.90		100
12.82	12.37	176,439	2.18		6.19		107
(5.39)	(11.72)	168,755	2.12		6.24		96
20.58	30.14	194,041	1.91		6.66		139
9.35	7.88	184,249	1.95		7.30		188

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2018(e)	1.11	%**
2017	0.82
2016	0.56
2015	0.52
2014	0.37
2013	0.40

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is June 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets. During the current reporting period, as approved by the Fund’s Board of Trustees (the “Board”), the Fund changed its investment policies related to investments in senior loans. Specifically, the new policy provides that under normal market conditions, the Fund may invest up to 5% of its net assets in senior loans.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$11,951,506

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

(Unaudited)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$166,630,669	$124,931,768	***	$—		$291,562,437
$25 Par (or similar) Retail Preferred	129,178,684	3,243,660	***	—		132,422,344
Corporate Bonds	—	115,710,197		—		115,710,197
$1,000 Par (or similar) Institutional Preferred	—	108,251,374		—		108,251,374
Convertible Preferred Securities	29,876,449	—		—		29,876,449
Variable Rate Senior Loan Interests	—	19,309,296		—		19,309,296
Convertible Bonds	—	6,315,701		—		6,315,701
Investment Companies	6,054,342	—		—		6,054,342
Whole Loans	—	—		4,603,660	***	4,603,660
Sovereign Debt	—	1,654,658		—		1,654,658

Short-Term Investments:
Repurchase Agreements	—	17,433,849		—		17,433,849

Investments in Derivatives:
Futures Contracts**	(54,079)	—		—		(54,079)
Interest Rate Swaps**	—	5,018,153		—		5,018,153
Total	$331,686,065	$401,868,656		$4,603,660		$738,158,381
*	Refer to the Fund’s Portfolio of Investments for industry, country classifications and whole loan categories, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

Notes to Financial Statements (continued)

(Unaudited)

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$4,703,188	$(54,374,061)	$54,374,061	$(4,703,188)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$104,038,428	14.2%
Singapore	38,316,039	5.2
Australia	23,798,714	3.2
Italy	21,809,587	3.0
United Kingdom	17,309,489	2.4
France	16,767,653	2.3
Hong Kong	13,636,655	1.9
Germany	8,960,084	1.2
New Zealand	8,087,134	1.1
Other	60,258,961	8.2
Total non-U.S. Securities	$312,982,744	42.7%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

Notes to Financial Statements (continued)

(Unaudited)

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loans Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$1,841,757	30.0%	$1,841,757	30.0%
Commercial Loans	—	—	—	—	—	—	—	—	2,761,903	60.0	2,761,903	60.0
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$17,433,849	$(17,433,849)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(20,352,749)
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(54,079)
Total			$—		$(54,079)
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$1,058,830	$(135,239)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

Notes to Financial Statements (continued)

(Unaudited)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$5,018,153	—	$—

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$5,018,153	$—	$5,018,153	$(4,816,237)	$201,916
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(778)	$3,820,479

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/18	Year Ended 12/31/17
Shares:
Issued in Reorganization	—	17,879,930

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $378,412,873 and $375,920,090, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$759,602,068
Gross unrealized:
Appreciation	$24,172,080
Depreciation	(50,579,841)
Net unrealized appreciation (depreciation) of investments	$(26,407,761)

Tax cost of futures contracts	$(54,079)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	5,018,153

Notes to Financial Statements (continued)

(Unaudited)

Permanent differences, primarily due to bond premium amortization adjustments, REIT adjustments, nondeductible reorganization expenses, reorganization adjustments, complex securities character adjustments, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2017, the Fund’s last tax year end, as follows:
Paid-in surplus	$88,803,136
Undistributed (Over-distribution of) net investment income	(4,449,682)
Accumulated net realized gain (loss)	(84,353,454)
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$2,891,320
Undistributed net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2017, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$18,198,467
Distributions from net long-term capital gains	—
Return of capital	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration[2]	$81,196,571

[2]	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$80 billion	0.1773%
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2018 the complex-level fee for the Fund was 0.1591%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $231,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $225,225,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.125% per annum on the undrawn balance.

The Fund also accrued a one-time upfront fee of 0.10% per annum on the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $225,225,000 and 1.78%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a

Notes to Financial Statements (continued)

(Unaudited)

fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current period, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02081 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JRI Custom Blended Benchmark (old benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index TR (Total Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index TR (Total Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎

JRI Custom Blended Benchmark (new benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and the Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••

Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••

Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business-related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods. The Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board also noted that the Fund outperformed its blended benchmark during such periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017, which included the Fund. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio higher than the respective peer average. The Independent Board Members noted that the Fund’s net expense ratio was higher than the average of the Peer Universe generally due to, among other things, the odd composition of the Peer Universe and higher custodial fees than the peer average. Given the foregoing, the Independent Board Members were satisfied with the explanation of the differential.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-M-0618D 569771-INV-B-08/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018